                                                           Exhibit EX-99.906CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                    (Subsections (a) and (b) of Section 1350,
                   Chapter 63 of Title 18, United States Code)

In connection with the attached report of UBS Investment Trust (the
"Registrant") on Form N-CSR (the "Report"), each of the undersigned officers of the Registrant does hereby certify that, to the best of such officer's knowledge:

     1)   the Report fully complies with the requirements of Section 13(a) or
          15(d), as applicable, of the Securities Exchange Act of 1934, as amended;

     2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in the Report.

Dated:  November 8, 2004
        -----------------------

By:     /s/ Joseph A. Varnas
        -----------------------
        Joseph A. Varnas
        President

Dated:  November 8, 2004
        -----------------------

By:     /s/ Thomas Disbrow
        -----------------------
        Thomas Disbrow
        Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.